Regulatory Matters, Commitments, Contingencies And Environmental Liabilities	12 Months Ended
Dec. 31, 2015
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities
REGULATORY MATTERS, COMMITMENTS, CONTINGENCIES AND ENVIRONMENTAL LIABILITIES:
Contingent Matters Potentially Impacting the Partnership from Our Investment in Citrus
Florida Gas Pipeline Relocation Costs. The Florida Department of Transportation, Florida’s Turnpike Enterprise (“FDOT/FTE”) has various turnpike/State Road 91 widening projects that have impacted or may, over time, impact one or more of FGTs’ mainline pipelines located in FDOT/FTE rights-of-way. Certain FDOT/FTE projects have been or are the subject of litigation in Broward County, Florida. On November 16, 2012, FDOT paid to FGT the sum of approximately $100 million, representing the amount of the judgment, plus interest, in a case tried in 2011.
On April 14, 2011, FGT filed suit against the FDOT/FTE and other defendants in Broward County, Florida seeking an injunction and damages as the result of the construction of a mechanically stabilized earth wall and other encroachments in FGT easements as part of FDOT/FTE’s I-595 project. On August 21, 2013, FGT and FDOT/FTE entered into a settlement agreement pursuant to which, among other things, FDOT/FTE paid FGT approximately $19 million in September 2013 in settlement of FGT’s claims with respect to the I-595 project. The settlement agreement also provided for agreed easement widths for FDOT/FTE right-of-way and for cost sharing between FGT and FDOT/FTE for any future relocations. Also in September 2013, FDOT/FTE paid FGT an additional approximate $1 million for costs related to the aforementioned turnpike/State Road 91 case tried in 2011.
FGT will continue to seek rate recovery in the future for these types of costs to the extent not reimbursed by the FDOT/FTE. There can be no assurance that FGT will be successful in obtaining complete reimbursement for any such relocation costs from the FDOT/FTE or from its customers or that the timing of such reimbursement will fully compensate FGT for its costs.
Contingent Residual Support Agreement — AmeriGas
In connection with the closing of the contribution of ETP’s propane operations in January 2012, ETP agreed to provide contingent, residual support of $1.55 billion of intercompany borrowings made by AmeriGas and certain of its affiliates with maturities through 2022 from a finance subsidiary of AmeriGas that have maturity dates and repayment terms that mirror those of an equal principal amount of senior notes issued by this finance company subsidiary to third party purchases.
Guarantee of Collection
Panhandle previously guaranteed the collections of the payment of $600 million of Regency 4.50% senior notes due 2023. On May 28, 2015, ETP entered into a supplemental indenture relating to the senior notes pursuant to which it has agreed to become a co-obligor with respect to the payment obligations thereunder. Accordingly, pursuant to the terms of the senior notes, Panhandle’s obligations under the Panhandle Guarantee have been released.
On April 30, 2015, in connection with the Regency Merger, ETP entered into various supplemental indentures pursuant to which ETP had agreed to fully and unconditionally guarantee all payment obligations of Regency for all of its outstanding senior notes.
On May 28, 2015, ETP entered into a supplemental indenture relating to the senior notes pursuant to which it has agreed to become a co-obligor with respect to the payment obligations thereunder. Accordingly, pursuant to the terms of the senior notes, Panhandle’s obligations under the Panhandle Guarantee have been released.
ETP Retail Holdings Guarantee of Sunoco LP Notes
In April 2015, Sunoco LP acquired a 31.58% equity interest in Sunoco, LLC from Retail Holdings for $775 million of cash and $41 million of Sunoco LP common units. The cash portion of the consideration was financed through Sunoco LP’s issuance of $800 million principal amount of 6.375% senior notes due 2023. Retail Holdings entered into a guarantee of collection with Sunoco LP and Sunoco Finance Corp., a wholly owned subsidiary of Sunoco LP, pursuant to which Retail Holdings has agreed to provide a guarantee of collection, but not of payment, to Sunoco LP with respect to the principal amount of the senior notes issued by Sunoco LP.
NGL Pipeline Regulation
We have interests in NGL pipelines located in Texas and New Mexico. We commenced the interstate transportation of NGLs in 2013, which is subject to the jurisdiction of the FERC under the Interstate Commerce Act (“ICA”) and the Energy Policy Act of 1992. Under the ICA, tariff rates must be just and reasonable and not unduly discriminatory and pipelines may not confer any undue preference. The tariff rates established for interstate services were based on a negotiated agreement; however, the FERC’s rate-making methodologies may limit our ability to set rates based on our actual costs, may delay or limit the use of rates that reflect increased costs and may subject us to potentially burdensome and expensive operational, reporting and other requirements. Any of the foregoing could adversely affect our business, revenues and cash flow.
Transwestern Rate Case
On October 1, 2014, Transwestern filed a general NGA Section 4 rate case pursuant to the 2011 settlement agreement with its shippers. On December 2, 2014, the FERC issued an order accepting and suspending the rates to be effective April 1, 2015, subject to refund, and setting a procedural schedule with a hearing scheduled in late 2015. On June 22, 2015, Transwestern filed a settlement with the FERC which resolved or provided for the resolution of all issues set for hearing in the case.  On October 15, 2015, the FERC issued an order approving the rate case settlement without condition.
FGT Rate Case
On October 31, 2014, FGT filed a general NGA Section 4 rate case pursuant to a 2010 settlement agreement with its shippers. On November 28, 2014, the FERC issued an order accepting and suspending the rates to be effective no earlier than May 1, 2015, subject to refund.  On September 11, 2015, FGT filed a settlement with the FERC which resolved or provided for the resolution of all issues set for hearing in the case.  On December 4, 2015, the FERC issued an order approving the rate case settlement without condition.
Sea Robin Rate Case
On December 2, 2013, Sea Robin filed a general NGA Section 4 rate case at the FERC as required by a previous rate case settlement. In the filing, Sea Robin sought to increase its authorized rates to recover costs related to asset retirement obligations, depreciation, and return and taxes. Filed rates were put into effect June 1, 2014 and estimated settlement rates were put into effect September 1, 2014, subject to refund. A settlement was reached with the shippers and a stipulation and agreement was filed with the FERC on July 23, 2014. The settlement was certified to the FERC by the administrative law judge on October 7, 2014 and the settlement, as modified on January 16, 2015, was approved by the FERC on June 26, 2015. In September 2015, related to the final settlement, Sea Robin made refunds to customers totaling $11 million, including interest.
Commitments
In the normal course of business, ETP purchases, processes and sells natural gas pursuant to long-term contracts and enters into long-term transportation and storage agreements. Such contracts contain terms that are customary in the industry. We believe that the terms of these agreements are commercially reasonable and will not have a material adverse effect on its financial position or results of operations.
We have certain non-cancelable leases for property and equipment, which require fixed monthly rental payments and expire at various dates through 2058. The table below reflects rental expense under these operating leases included in operating expenses in the accompanying statements of operations, which include contingent rentals, and rental expense recovered through related sublease rental income:

	Years Ended December 31,
	2015	2014	2013
Rental expense(1)	$225	$159	$151
Less: Sublease rental income	(16)	(26)	(24)
Rental expense, net	$209	$133	$127

(1)	Includes contingent rentals totaling $26 million, $24 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Future minimum lease commitments for such leases are:

Years Ending December 31:
2016	$121
2017	114
2018	103
2019	96
2020	97
Thereafter	602
Future minimum lease commitments	1,133
Less: Sublease rental income	(34)
Net future minimum lease commitments	$1,099

ETP’s joint venture agreements require that they fund their proportionate share of capital contributions to their unconsolidated affiliates. Such contributions will depend upon their unconsolidated affiliates’ capital requirements, such as for funding capital projects or repayment of long-term obligations.
Litigation and Contingencies
We may, from time to time, be involved in litigation and claims arising out of our operations in the normal course of business. Natural gas and crude oil are flammable and combustible. Serious personal injury and significant property damage can arise in connection with their transportation, storage or use. In the ordinary course of business, we are sometimes threatened with or named as a defendant in various lawsuits seeking actual and punitive damages for product liability, personal injury and property damage. We maintain liability insurance with insurers in amounts and with coverage and deductibles management believes are reasonable and prudent, and which are generally accepted in the industry. However, there can be no assurance that the levels of insurance protection currently in effect will continue to be available at reasonable prices or that such levels will remain adequate to protect us from material expenses related to product liability, personal injury or property damage in the future.
MTBE Litigation
Sunoco, Inc., along with other refiners, manufacturers and sellers of gasoline, is a defendant in lawsuits alleging MTBE contamination of groundwater. The plaintiffs typically include water purveyors and municipalities responsible for supplying drinking water and governmental authorities. The plaintiffs are asserting primarily product liability claims and additional claims including nuisance, trespass, negligence, violation of environmental laws and deceptive business practices. The plaintiffs in all of the cases are seeking to recover compensatory damages, and in some cases also seek natural resource damages, injunctive relief, punitive damages and attorneys’ fees.
As of December 31, 2015, Sunoco, Inc. is a defendant in six cases, including cases initiated by the States of New Jersey, Vermont, the Commonwealth of Pennsylvania, and two others by the Commonwealth of Puerto Rico with the more recent Puerto Rico action being a companion case alleging damages for additional sites beyond those at issue in the initial Puerto Rico action, and one case by the City of Breaux Bridge in the USDC Western District of Louisiana. Four of these cases are venued in a multidistrict litigation proceeding in a New York federal court. The New Jersey, Puerto Rico, Vermont and Pennsylvania cases assert natural resource damage claims.
Fact discovery has concluded with respect to an initial set of 19 sites each that will be the subject of the first trial phase in the New Jersey case and the initial Puerto Rico case. In November 2015, Sunoco along with other co-defendants agreed to a global settlement in principle of the City of Breaux Bridge MTBE case. Insufficient information has been developed about the plaintiffs’ legal theories or the facts with respect to statewide natural resource damage claims to provide an analysis of the ultimate potential liability of Sunoco, Inc. in these matters. It is reasonably possible that a loss may be realized; however, we are unable to estimate the possible loss or range of loss in excess of amounts accrued. Management believes that an adverse determination with respect to one or more of the MTBE cases could have a significant impact on results of operations during the period in which any said adverse determination occurs, but does not believe that any such adverse determination would have a material adverse effect on the Partnership’s consolidated financial position.
Regency Merger Litigation
Following the January 26, 2015 announcement of the definitive merger agreement with Regency, purported Regency unitholders filed lawsuits in state and federal courts in Dallas, Texas and Delaware state court asserting claims relating to the proposed transaction.
On February 3, 2015, William Engel and Enno Seago, purported Regency unitholders, filed a class action petition on behalf of Regency’s common unitholders and a derivative suit on behalf of Regency in the 162nd Judicial District Court of Dallas County, Texas (the “Engel Lawsuit”). The lawsuit names as defendants the Regency General Partner, the members of the Regency General Partner’s board of directors, ETP, ETP GP, ETE, and, as a nominal party, Regency. The Engel Lawsuit alleges that (1) the Regency General Partner’s directors breached duties to Regency and the Regency’s unitholders by employing a conflicted and unfair process and failing to maximize the merger consideration; (2) the Regency General Partner’s directors breached the implied covenant of good faith and fair dealing by engaging in a flawed merger process; and (3) the non-director defendants aided and abetted in these claimed breaches. The plaintiffs seek an injunction preventing the defendants from closing the proposed transaction or an order rescinding the transaction if it has already been completed. The plaintiffs also seek money damages and court costs, including attorney’s fees.
On February 9, 2015, Stuart Yeager, a purported Regency unitholder, filed a class action petition on behalf of the Regency’s common unitholders and a derivative suit on behalf of Regency in the 134th Judicial District Court of Dallas County, Texas (the “Yeager Lawsuit”). The allegations, claims, and relief sought in the Yeager Lawsuit are nearly identical to those in the Engel Lawsuit.
On February 10, 2015, Lucien Coggia a purported Regency unitholder, filed a class action petition on behalf of Regency’s common unitholders and a derivative suit on behalf of Regency in the 192nd Judicial District Court of Dallas County, Texas (the “Coggia Lawsuit”). The allegations, claims, and relief sought in the Coggia Lawsuit are nearly identical to those in the Engel Lawsuit.
On February 3, 2015, Linda Blankman, a purported Regency unitholder, filed a class action complaint on behalf of the Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Blankman Lawsuit”). The allegations and claims in the Blankman Lawsuit are similar to those in the Engel Lawsuit. However, the Blankman Lawsuit does not allege any derivative claims and includes Regency as a defendant rather than a nominal party. The lawsuit also omits one of the Regency General Partner’s directors, Richard Brannon, who was named in the Engel Lawsuit. The Blankman Lawsuit alleges that the Regency General Partner’s directors breached their fiduciary duties to the unitholders by failing to maximize the value of Regency, failing to properly value Regency, and ignoring conflicts of interest. The plaintiff also asserts a claim against the non-director defendants for aiding and abetting the directors’ alleged breach of fiduciary duty. The Blankman Lawsuit seeks the same relief that the plaintiffs seek in the Engel Lawsuit.
On February 6, 2015, Edwin Bazini, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Bazini Lawsuit”). The allegations, claims, and relief sought in the Bazini Lawsuit are nearly identical to those in the Blankman Lawsuit. On March 27, 2015, Plaintiff Bazini filed an amended complaint asserting additional claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934.
On February 11, 2015, Mark Hinnau, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Hinnau Lawsuit”). The allegations, claims, and relief sought in the Hinnau Lawsuit are nearly identical to those in the Blankman Lawsuit.
On February 11, 2015, Stephen Weaver, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Weaver Lawsuit”). The allegations, claims, and relief sought in the Weaver Lawsuit are nearly identical to those in the Blankman Lawsuit.
On February 11, 2015, Adrian Dieckman, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Dieckman Lawsuit”). The allegations, claims, and relief sought in the Dieckman Lawsuit are similar to those in the Blankman Lawsuit, except that the Dieckman Lawsuit does not assert an aiding and abetting claim.
On February 13, 2015, Irwin Berlin, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Berlin Lawsuit”). The allegations, claims, and relief sought in the Berlin Lawsuit are similar to those in the Blankman Lawsuit.
On March 13, 2015, the Court in the 95th Judicial District Court of Dallas County, Texas transferred and consolidated the Yeager and Coggia Lawsuits into the Engel Lawsuit and captioned the consolidated lawsuit as Engel v. Regency GP, LP, et al. (the “Consolidated State Lawsuit”).
On March 30, 2015, Leonard Cooperman, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the United States District Court for the Northern District of Texas (the “Cooperman Lawsuit”). The allegations, claims, and relief sought in the Cooperman Lawsuit are similar to those in the Blankman Lawsuit.
On March 31, 2015, the Court in United States District Court for the Northern District of Texas consolidated the Blankman, Bazini, Hinnau, Weaver, Dieckman, and Berlin Lawsuits into a consolidated lawsuit captioned Bazini v. Bradley, et al. (the “Consolidated Federal Lawsuit”). On April 1, 2015, plaintiffs in the Consolidated Federal Lawsuit filed an Emergency Motion to Expedite Discovery. On April 9, 2015, by order of the Court, the parties submitted a joint submission wherein defendants opposed plaintiffs’ request to expedite discovery. On April 17, 2015, the Court denied plaintiffs’ motion to expedite discovery.
On June 10, 2015, Adrian Dieckman, a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the Court of Chancery of the State of Delaware (the “Dieckman DE Lawsuit”). The lawsuit alleges that the transaction did not comply with the Regency partnership agreement because the Conflicts Committee was not properly formed.
On July 6, 2015, Defendants filed Motions to Dismiss and the briefing has since been completed. Oral argument on the Motions was held in December 2015. On September 29, 2015, Chancellor Bouchard ordered discovery stayed, pending a ruling on Defendants’ Motions to Dismiss.
On June 5, 2015, the Dieckman Lawsuit was dismissed. On July 23, 2015, the Blankman, Bazini, Hinnau, Weaver and Berlin Lawsuits were dismissed. On August 20, 2015, the Cooperman Lawsuit was dismissed. The Consolidated Federal Lawsuit was terminated once all named plaintiffs voluntarily dismissed.
On January 8, 2016, the plaintiffs in the Consolidated State Lawsuit filed a notice of non-suit without prejudice. The Dieckman DE Lawsuit is the only lawsuit that remains. The Defendants cannot predict the outcome of this lawsuit, or the amount of time and expense that will be required to resolve it. The Defendants intend to vigorously defend the lawsuit.
Enterprise Products Partners, L.P. and Enterprise Products Operating LLC Litigation
On January 27, 2014, a trial commenced between ETP against Enterprise Products Partners, L.P. and Enterprise Products Operating LLC (collectively, “Enterprise”) and Enbridge (US) Inc.  Trial resulted in a verdict in favor of ETP against Enterprise that consisted of $319 million in compensatory damages and $595 million in disgorgement to ETP.  The jury also found that ETP owed Enterprise $1 million under a reimbursement agreement.  On July 29, 2014, the trial court entered a final judgment in favor of ETP and awarded ETP $536 million, consisting of compensatory damages, disgorgement, and pre-judgment interest.  The trial court also ordered that ETP shall be entitled to recover post-judgment interest and costs of court and that Enterprise is not entitled to any net recovery on its counterclaims.  Enterprise has filed a notice of appeal with the Texas Court of Appeals, and briefing by Enterprise and ETP is compete. Oral argument has not been scheduled. In accordance with GAAP, no amounts related to the original verdict or the July 29, 2014 final judgment will be recorded in our financial statements until the appeal process is completed.
Litigation Relating to the WMB Merger
Following the September 28, 2015, announcement of the proposed merger between ETE and WMB, purported WMB shareholders filed lawsuits in state and federal courts in Delaware and federal court in Oklahoma asserting claims relating to the proposed transaction.
Between October 5, 2015 and December 15, 2015, purported WMB stockholders filed five putative class action lawsuits against ETE and other defendants in the Delaware Court of Chancery challenging the merger. The suits were captioned Greenwald v. The Williams Companies, Inc., C.A. No. 11573, Ozaki v. Armstrong, C.A. No. 11574, Blystone v. The Williams Companies, Inc., C.A. No. 11601, Glener v. The Williams Companies, Inc., C.A. No. 11606, and Amaitis v. Armstrong, C.A. No. 11809. The complaints named as defendants the WMB Board, ETE, ETC, Energy Transfer Corp GP, LLC, General Partner, and Energy Transfer Equity GP, LLC (collectively, with the exception of the WMB board, the “ETE Defendants”). The Greenwald, Blystone and Glener complaints named WMB as a defendant also, and the Amaitis complaint named Barclays Capital Inc. (“Barclays”), and Lazard Freres & Co. (“Lazard”) as defendants. The Greenwald, Ozaki, Blystone and Glener complaints alleged that the WMB Board breached its fiduciary duties to WMB stockholders by agreeing to sell WMB through an unfair process and for an unfair price, and that the other named defendants aided and abetted this supposed breach of fiduciary duties. The Amaitis complaint alleged that the WMB Board breached its fiduciary duties by failing to disclose all material information about the merger, and that the directors of the WMB Board who voted in favor of the proposed merger violated their fiduciary duties by selling WMB through an unfair process and for an unfair price. The Amaitis complaint also alleged that the other named defendants aided and abetted these supposed breaches of fiduciary duty. The complaints sought, among other things, an injunction against the merger and an award of costs and attorneys’ fees.
On January 13, 2016, the Delaware Court of Chancery consolidated, pursuant to a stipulation among the plaintiffs, the Greenwald, Ozaki, Blystone, Glener, and Amaitis actions, along with another case not involving the ETE Defendants, into a new consolidated action captioned In re The Williams Companies, Inc. Merger Litigation, Consolidated C.A. No. 11844. In its stipulated order, the Court dismissed without prejudice the ETE Defendants, Barclays and Lazard from the consolidated action. There currently are no lawsuits related to the WMB merger pending against the ETE Defendants in Delaware state court.
ETE is currently a defendant in two lawsuits in federal district court challenging the proposed merger with WMB. On January 14, 2016, a purported stockholder in WMB filed a lawsuit against WMB and ETE, captioned Bumgarner v. The Williams Companies, Inc., Case No. 16-cv-26-GKF-FHM, in the United States District Court for the Northern District of Oklahoma. The plaintiff alleges that ETE and WMB have violated Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) by making allegedly false representations concerning the merger. As relief, the complaint seeks an injunction against the proposed merger. On February 1, 2016, the plaintiff amended his complaint. On February 19, 2016, ETE and WMB moved to dismiss the lawsuit.
On January 19, 2016, a purported stockholder in WMB filed a lawsuit against WMB, the WMB Board, and the ETE Defendants, captioned City of Birmingham Retirement and Relief System v. Armstrong, Case No. 1:16-cv-00017-RGA, in the United States District Court for the District of Delaware. The lawsuit alleges that the WMB Board has violated its duty of disclosure by issuing a misleading proxy statement in support of the transaction, that a majority of the WMB Board violated its fiduciary duties by voting in favor of the transaction, and that the ETE Defendants aided and abetted this supposed breach of fiduciary duties. The complaint also alleges that the WMB Board and WMB have violated Section 14 of the Exchange Act by issuing a supposedly misleading proxy statement, and that WMB and ETE have violated Section 20 of the Exchange Act by supposedly causing a misleading proxy statement to be issued. On January 20, 2016, the plaintiff filed a motion for expedited discovery, and all defendants filed an opposition to that motion on February 8, 2016. On February 19, plaintiff filed a reply brief in support of expedited discovery. On February 10, 2016, WMB and the WMB Board filed a motion to dismiss the complaint, and on February 18, 2016, the ETE Defendants filed a motion to dismiss the complaint.
Other Litigation and Contingencies
We or our subsidiaries are a party to various legal proceedings and/or regulatory proceedings incidental to our businesses. For each of these matters, we evaluate the merits of the case, our exposure to the matter, possible legal or settlement strategies, the likelihood of an unfavorable outcome and the availability of insurance coverage. If we determine that an unfavorable outcome of a particular matter is probable and can be estimated, we accrue the contingent obligation, as well as any expected insurance recoverable amounts related to the contingency. As of December 31, 2015 and 2014, accruals of approximately $40 million and $37 million, respectively, were reflected on our balance sheets related to these contingent obligations. As new information becomes available, our estimates may change. The impact of these changes may have a significant effect on our results of operations in a single period.
The outcome of these matters cannot be predicted with certainty and there can be no assurance that the outcome of a particular matter will not result in the payment of amounts that have not been accrued for the matter. Furthermore, we may revise accrual amounts prior to resolution of a particular contingency based on changes in facts and circumstances or changes in the expected outcome. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued.
No amounts have been recorded in our December 31, 2015 or 2014 consolidated balance sheets for contingencies and current litigation, other than amounts disclosed herein.
Attorney General of the Commonwealth of Massachusetts v New England Gas Company
On July 7, 2011, the Massachusetts Attorney General (“AG”) filed a regulatory complaint with the Massachusetts Department of Public Utilities (“MDPU”) against New England Gas Company with respect to certain environmental cost recoveries. The AG is seeking a refund to New England Gas Company customers for alleged “excessive and imprudently incurred costs” related to legal fees associated with Southern Union’s environmental response activities. In the complaint, the AG requests that the MDPU initiate an investigation into the New England Gas Company’s collection and reconciliation of recoverable environmental costs including: (i) the prudence of any and all legal fees, totaling approximately $19 million, that were charged by the Kasowitz, Benson, Torres & Friedman firm and passed through the recovery mechanism since 2005, the year when a partner in the firm, the Southern Union former Vice Chairman, President and Chief Operating Officer, joined Southern Union’s management team; (ii) the prudence of any and all legal fees that were charged by the Bishop, London & Dodds firm and passed through the recovery mechanism since 2005, the period during which a member of the firm served as Southern Union’s Chief Ethics Officer; and (iii) the propriety and allocation of certain legal fees charged that were passed through the recovery mechanism that the AG contends only qualify for a lesser, 50%, level of recovery. Southern Union has filed its answer denying the allegations and moved to dismiss the complaint, in part on a theory of collateral estoppel.  The hearing officer has deferred consideration of Southern Union’s motion to dismiss.  The AG’s motion to be reimbursed expert and consultant costs by Southern Union of up to $150,000 was granted.  By tariff, these costs are recoverable through rates charged to New England Gas Company customers. The hearing officer previously stayed discovery pending resolution of a dispute concerning the applicability of attorney-client privilege to legal billing invoices.  The MDPU issued an interlocutory order on June 24, 2013 that lifted the stay, and discovery has resumed. Panhandle (as successor to Southern Union) believes it has complied with all applicable requirements regarding its filings for cost recovery and has not recorded any accrued liability; however, Panhandle will continue to assess its potential exposure for such cost recoveries as the matter progresses.
Compliance Orders from the New Mexico Environmental Department
Regency received a Notice of Violation from the New Mexico Environmental Department on September 23, 2015 for allegations of violations of New Mexico air regulations related to Jal #3. The Partnership has accrued $250,000 related to the claims and will continue to assess its potential exposure to the allegations as the matter progresses.
Lone Star NGL Fractionators Notice of Enforcement
Lone Star NGL Fractionators received a Notice of Enforcement from the Texas Commission on Environmental Quality on August 28, 2015 for allegations of violations of Texas air regulations related to Mont Belvieu Gas Plant. The Partnership has accrued $300,000 related to the claims and will continue to assess its potential exposure to the allegations as the matter progresses.
Environmental Matters
Our operations are subject to extensive federal, tribal, state and local environmental and safety laws and regulations that require expenditures to ensure compliance, including related to air emissions and wastewater discharges, at operating facilities and for remediation at current and former facilities as well as waste disposal sites. Although we believe our operations are in substantial compliance with applicable environmental laws and regulations, risks of additional costs and liabilities are inherent in the business of transporting, storing, gathering, treating, compressing, blending and processing natural gas, natural gas liquids and other products. As a result, there can be no assurance that significant costs and liabilities will not be incurred. Costs of planning, designing, constructing and operating pipelines, plants and other facilities must incorporate compliance with environmental laws and regulations and safety standards. Failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of investigatory, remedial and corrective action obligations, the issuance of injunctions in affected areas and the filing of federally authorized citizen suits. Contingent losses related to all significant known environmental matters have been accrued and/or separately disclosed. However, we may revise accrual amounts prior to resolution of a particular contingency based on changes in facts and circumstances or changes in the expected outcome.
Environmental exposures and liabilities are difficult to assess and estimate due to unknown factors such as the magnitude of possible contamination, the timing and extent of remediation, the determination of our liability in proportion to other parties, improvements in cleanup technologies and the extent to which environmental laws and regulations may change in the future. Although environmental costs may have a significant impact on the results of operations for any single period, we believe that such costs will not have a material adverse effect on our financial position.
Based on information available at this time and reviews undertaken to identify potential exposure, we believe the amount reserved for environmental matters is adequate to cover the potential exposure for cleanup costs.
Environmental Remediation
Our subsidiaries are responsible for environmental remediation at certain sites, including the following:

•
Certain of our interstate pipelines conduct soil and groundwater remediation related to contamination from past uses of PCBs. PCB assessments are ongoing and, in some cases, our subsidiaries could potentially be held responsible for contamination caused by other parties.

•	Certain gathering and processing systems are responsible for soil and groundwater remediation related to releases of hydrocarbons.

•	Currently operating Sunoco, Inc. retail sites.

•
Legacy sites related to Sunoco, Inc., that are subject to environmental assessments include formerly owned terminals and other logistics assets, retail sites that Sunoco, Inc. no longer operates, closed and/or sold refineries and other formerly owned sites.

•
Sunoco, Inc. is potentially subject to joint and several liability for the costs of remediation at sites at which it has been identified as a “potentially responsible party” (“PRP”). As of December 31, 2015, Sunoco, Inc. had been named as a PRP at approximately 50 identified or potentially identifiable “Superfund” sites under federal and/or comparable state law. Sunoco, Inc. is usually one of a number of companies identified as a PRP at a site. Sunoco, Inc. has reviewed the nature and extent of its involvement at each site and other relevant circumstances and, based upon Sunoco, Inc.’s purported nexus to the sites, believes that its potential liability associated with such sites will not be significant.

To the extent estimable, expected remediation costs are included in the amounts recorded for environmental matters in our consolidated balance sheets. In some circumstances, future costs cannot be reasonably estimated because remediation activities are undertaken as claims are made by customers and former customers. To the extent that an environmental remediation obligation is recorded by a subsidiary that applies regulatory accounting policies, amounts that are expected to be recoverable through tariffs or rates are recorded as regulatory assets on our consolidated balance sheets.
The table below reflects the amounts of accrued liabilities recorded in our consolidated balance sheets related to environmental matters that are considered to be probable and reasonably estimable. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued. Except for matters discussed above, we do not have any material environmental matters assessed as reasonably possible that would require disclosure in our consolidated financial statements.

	December 31,
	2015	2014
Current	$42	$41
Non-current	326	360
Total environmental liabilities	$368	$401

In 2013, we established a wholly-owned captive insurance company to bear certain risks associated with environmental obligations related to certain sites that are no longer operating. The premiums paid to the captive insurance company include estimates for environmental claims that have been incurred but not reported, based on an actuarially determined fully developed claims expense estimate. In such cases, we accrue losses attributable to unasserted claims based on the discounted estimates that are used to develop the premiums paid to the captive insurance company.
During the years ended December 31, 2015 and 2014, the Partnership recorded $38 million and $48 million, respectively, of expenditures related to environmental cleanup programs.
On December 2, 2010, Sunoco, Inc. entered an Asset Sale and Purchase Agreement to sell the Toledo Refinery to Toledo Refining Company LLC (TRC) wherein Sunoco, Inc. retained certain liabilities associated with the pre-Closing time period.  On January 2, 2013, USEPA issued a Finding of Violation (FOV) to TRC and, on September 30, 2013, EPA issued an NOV/FOV to TRC alleging Clean Air Act violations.  To date, EPA has not issued an FOV or NOV/FOV to Sunoco, Inc. directly but some of EPA’s claims relate to the time period that Sunoco, Inc. operated the refinery.  Specifically, EPA has claimed that the refinery flares were not operated in a manner consistent with good air pollution control practice for minimizing emissions and/or in conformance with their design, and that Sunoco, Inc. submitted semi-annual compliance reports in 2010 and 2011 and EPA that failed to include all of the information required by the regulations. EPA has proposed penalties in excess of $200,000 to resolve the allegations and discussions continue between the parties. The timing or outcome of this matter cannot be reasonably determined at this time, however, we do not expect there to be a material impact to its results of operations, cash flows or financial position.
Our pipeline operations are subject to regulation by the U.S. Department of Transportation under the PHMSA, pursuant to which the PHMSA has established requirements relating to the design, installation, testing, construction, operation, replacement and management of pipeline facilities. Moreover, the PHMSA, through the Office of Pipeline Safety, has promulgated a rule requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines, and take measures to protect pipeline segments located in what the rule refers to as “high consequence areas.” Activities under these integrity management programs involve the performance of internal pipeline inspections, pressure testing or other effective means to assess the integrity of these regulated pipeline segments, and the regulations require prompt action to address integrity issues raised by the assessment and analysis. Integrity testing and assessment of all of these assets will continue, and the potential exists that results of such testing and assessment could cause us to incur future capital and operating expenditures for repairs or upgrades deemed necessary to ensure the continued safe and reliable operation of our pipelines; however, no estimate can be made at this time of the likely range of such expenditures.
Our operations are also subject to the requirements of the OSHA, and comparable state laws that regulate the protection of the health and safety of employees. In addition, OSHA’s hazardous communication standard requires that information be maintained about hazardous materials used or produced in our operations and that this information be provided to employees, state and local government authorities and citizens. We believe that our past costs for OSHA required activities, including general industry standards, record keeping requirements, and monitoring of occupational exposure to regulated substances have not had a material adverse effect on our results of operations but there is no assurance that such costs will not be material in the future.